UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020

Lord Global Corporation

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction of Incorporation)	(Commission File Number	(IRS Employer identification Number

Lord Global Corporation

318 N Carson St. Suite 208

Carson City, NV 89701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (816) 304-2686

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note:

On January 23, 2020, Lord Global Corporation (the “Company”) filed a Form 8-K reporting the removal of Michael Ghiselli and Joseph Cellura as members of the Company’s Board of Directors “for cause.” The subject Form 8-K also included as Exhibit 10.1 Resolutions of the Board of Directors removing Messrs. Cellura and Ghiselli but inadvertently omitted the removal of Chet Idziszek and not include as an exhibit the Joint Written Consent of the Board of Directors and Majority Consenting Stockholder including the owners of the Series B Super Voting Preferred Stock. The Joint Written Consent is attached to this Form 8-K/A as Exhibit 10.2.

Item 3.02 Unregistered Sales of Equity Securities.

On January 21, 2020, the Company’s board of directors authorized: (i) the filing with the Secretary of State of the State of Nevada of a Certificate of Designation (the “Series B Certificate of Designations”) with respect to its a new series of preferred stock, par value $0.001 per share, designated as “Super Voting Preferred Stock”; and (ii) the issuance to 27 Health Inc., a private company at January 21, 2020, of all of the authorized Super Voting Preferred Stock. The Series B Certificate of Designations designated 1,000,000 shares of its authorized but previously undesignated shares of preferred stock, hereinafter referred to as “Series B Super Voting Preferred Stock” or “Super Voting Preferred Stock.” 27 Health Inc., the Super Voting Preferred Stockholder, is entitled to vote on all matters subject to a vote or written consent of the holders of the Company’s Common Stock and all capital stock of the Company having voting rights, a number of votes equal to 68% of the total number of votes that the issued and outstanding shares of Common Stock and all other voting securities of the Company as of any such date of determination, voting together as a single class, on a fully diluted basis, such that the Super Voting Preferred Stockholder shall have effective voting control of the Company, on a fully diluted basis.

On July 30, 2020, the Company entered into a Stock Purchase Agreement and Warrant Agreement pursuant to which an accredited investor (the “Investor”) purchased 450 Series N Convertible Preferred Stock, par value $0.001, convertible into 450,000 shares of Common Stock for a total of $405,000 including a 10% OID. In addition, the Company granted 450,000 warrants exercisable on a cashless basis if there is no effective registration statement with respect to the shares of Common Stock underlying the warrants, at an exercise price of $1.10 per share for a term of five years. Upon signing of the Stock Purchase Agreement dated July 30, 2020 (the “SPA”) with the Investor, the Company shall receive a first tranche of $250,000 followed by a second tranche of $155,000 after 90 days.

The authorized number of Series N Convertible Preferred Shares shall be 2,000 shares with a stated value of $1,000 per share (the “Series N Preferred Stock”), subject to the terms and conditions of the Series N Certificate of Designations, attached as Exhibit 3.1(iv) hereto. The number of Series N Preferred Stock initially to be issued to the Investor pursuant to the SPA shall be 450 Series N Convertible Preferred Shares which amount has been determined by the stated value of $1,000 per Preferred Share (as defined in the SPA) multiplied by the 450 Preferred Shares. If, as of a date 100 days after the date of the SPA, the Investor has not paid the Subsequent Purchase Price (as defined in the SPA), the number of Preferred Shares owned by the Investor shall be reduced to 278 Preferred Shares. At any time after the Initial Issuance Date, each Series N Preferred Stock shall be convertible into shares of Common Stock on the terms and conditions set forth in this Section 4 of the Series N Certificate of Designations.

The Company’s issuance of the above-referenced Preferred Stock and Warrants was in reliance upon the exemption from registration pursuant to Section 4(2) and Regulations D and S promulgated by the SEC under the Act and are restricted securities. Unless stated otherwise: (i) the Preferred Stock and Warrants were offered and sold only to accredited investors; (ii) there was no general solicitation or general advertising related to the Offering; (iii) each of the persons who received these unregistered Preferred Stock and Warrants had knowledge and experience in financial and business matters which allowed them to evaluate the merits and risk of the receipt of these securities, and that they were knowledgeable about our operations and financial condition; (iv) no underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with the transactions; and, (v) each certificate issued for these unregistered Preferred Stock and Warrants contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities.

The Stock Purchase Agreement and the Warrant Agreement are attached hereto as exhibits 10.3 and 10.4, respectively.

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The foregoing summaries of the Certificate of Designation of the Series B Preferred Stock and Series N Convertible Preferred Stock are not complete and are qualified in their entirety by reference to Certificate of Designation of the Series B Preferred Stock and Series N Convertible Preferred Stock, a copy of which is attached hereto as Exhibit 3.1(iii) and Exhibit 3.1 (iv) and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2020, the Super Voting Preferred Stockholder, 27 Health Inc., having the right to vote, in the aggregate, equal to 68% of the total shareholder vote on any and all shareholder matters. The Super Voting Preferred Stockholder is entitled to the 68% voting right no matter how many shares of Common Stock or other voting capital stock of the Company is issued and outstanding in the future.

The Super Voting Preferred Stockholder, 27 Health Inc., voted on January 21, 2020 to approve the removal of: (i) Joseph Cellura as CEO and Director of the Company; (ii) Michael Ghiselli as a Director of the Company; and (iii) Chet Idziszek as a Director of the Company.

Item 9.01 Exhibits

Exhibit 3.1(iii)	Series B Preferred Stock Certificate of Designation dated January 21, 2020, filed herewith.
Exhibit 3.1(iv)	Series N Convertible Preferred Stock Certificate of Designation dated July 28, 2020, filed herewith.
Exhibit 10.1	Board Resolution, filed with the Company’s Form 8-K on January 23, 2020.
Exhibit 10.2	Joint Written Consent of the Board of Directors and Majority Consenting Stockholder, filed herewith.
Exhibit 10.3	Stock Purchase Agreement between the Company and Cavalry Fund I LP dated July 30, 2020, filed herewith.
Exhibit 10.4	Warrant Purchase Agreement between the Company and Cavalry Fund I LP dated July 30, 2020, filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August6, 2020

Lord Global Corporation

By:	/s/ Joseph Frontiere
Name:	Joseph Frontiere
Title:	Chief Executive Officer

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